ADVANCED SERIES TRUST

AST Global Bond Portfolio

AST QMA International Core Equity Portfolio

Supplement dated June 23, 2021 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective statement of additional information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST Global Bond Portfolio and the AST QMA International Core Equity Portfolio (collectively, the Portfolios). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the SAI.

A.The table in Part I of the SAI entitled "Fee Waivers & Expense Limitations" is hereby modified to reflect the following information pertaining to the Portfolios listed below, effective immediately:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Global Bond Portfolio	The Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.84% of the Portfolio's average daily net assets through June 30,
2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such
waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.
AST QMA International Core Equity	The Manager has contractually agreed to waive a portion of its investment
Portfolio	management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.99% of the Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSAISUP2